UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2024

Celcuity Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38207	82-2863566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16305 36th Avenue North; Suite 100
Minneapolis, Minnesota 55446

(Address of Principal Executive Offices and Zip Code)

(763) 392-0767

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CELC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on February 4, 2022, Celcuity Inc. (the “Company”) entered into an Open Market Sale AgreementSM (the “Sale Agreement”) with Jefferies LLC, as sales agent (“Jefferies”), pursuant to which the Company may offer and sell, from time to time, through Jefferies, shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

To date, the offer and sale of the Shares in the aggregate amount of $27,817,450 have been made pursuant to a shelf registration statement on Form S-3 and related base prospectus (File No. 333-261155) filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 17, 2021 and declared effective by the SEC on November 26, 2021 (the “Prior Registration Statement”), as supplemented by a prospectus supplement dated February 4, 2022 and filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

On August 30, 2024, the Company filed a shelf registration statement on Form S-3 and related base prospectus (File No. 333-281887) with the SEC, which was declared effective by the SEC on December 2, 2024 (the “Registration Statement”). Upon the effectiveness of the Registration Statement, the offering of the Shares pursuant to the Prior Registration Statement terminated. On December 6, 2024, the Company filed a prospectus supplement (the “Prospectus Supplement”) to the Registration Statement pursuant to Rule 424(b) under the Securities Act. Pursuant to the Prospectus Supplement, the Company may offer and sell Shares having an aggregate offering price of up to $125,000,000 in addition to the Shares previously sold pursuant to the Prior Registration Statement.

The legal opinion, including the related consent, of Faegre Drinker Biddle & Reath LLP, counsel to the Company, relating to the issuance and sale of the Shares pursuant to the Prospectus Supplement, is filed as Exhibit 5.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Common Stock discussed herein, nor shall there be any offer, solicitation, or sale of Common Stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Faegre Drinker Biddle & Reath LLP related to the Prospectus Supplement
23.1	Consent of Faegre Drinker Biddle & Reath LLP (included in Exhibit 5.1)
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2024

CELCUITY INC.

By:	/s/ Brian F. Sullivan
Brian F. Sullivan
Chief Executive Officer